Virtus Emerging Markets Opportunities Fund, Virtus Income & Growth Fund,

Virtus KAR Global Small-Cap Fund, Virtus KAR Health Sciences Fund,

Virtus NFJ Dividend Value Fund, Virtus NFJ International Value Fund,

Virtus NFJ Large-Cap Value Fund, Virtus NFJ Mid-Cap Value Fund,

Virtus NFJ Small-Cap Value Fund, Virtus Silvant Focused Growth Fund,

Virtus Silvant Mid-Cap Growth Fund, Virtus Small-Cap Fund and

Virtus Zevenbergen Technology Fund (each a “Fund” and collectively, the “Funds”),

each a series of Virtus Investment Trust

Supplement dated September 23, 2025 to the Summary Prospectuses and Statutory Prospectus for

Virtus Silvant Mid-Cap Growth Fund each dated June 18, 2025, and the Summary Prospectuses and Virtus Investment Trust Statutory Prospectus (collectively, the “Prospectuses”) each dated October 28, 2024, and to the Statement of Additional Information (“SAI”), dated June 18, 2025 for the Virtus Silvant Mid-Cap Growth Fund and October 28, 2024 for the other Funds, as supplemented

Important Notice to Investors

Effective on January 21, 2026 (the “Closing Date”), Class C Shares of the Funds will no longer be available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions (as defined below). Shareholders who own Class C Shares as of the Closing Date may continue to hold such shares until they convert to Class A Shares, as described in each Fund’s Statutory Prospectus or other written notice. All other Class C Share characteristics, including but not limited to 12b-1 plan fees, contingent deferred sales charges, and shareholder service fees, will remain unchanged.

On and after the Closing Date, the Funds will only offer Class C Shares to existing shareholders through the following types of “Qualifying Transactions”:

  Dividends and/or capital gain distributions may continue to be reinvested in Class C Shares.

  Shareholders may exchange their Class C Shares of a Virtus Mutual Fund for Class C and C1 Shares of other Virtus Mutual Funds (other than those for which Class C or Class C1 Shares are being eliminated), as permitted by existing exchange privileges.

Any initial or additional purchase requests for a Fund’s Class C Shares received on or after the Closing Date will be rejected (other than through a Qualifying Transaction).

Class C shareholders with systematic investment plans involving investments in Class C Shares will no longer be able to make automatic investments into Class C Shares after the Closing Date. Shareholders who do not want their automatic investments to be discontinued must provide alternative investment instructions prior to the Closing Date. Such investment instructions may include investments into another class of the same Fund or another class of a different Virtus Mutual Fund.

On and after the Closing Date, shareholders who own Class C Shares of a Fund may purchase Class A Shares of the same Fund without regard to the normal initial investment minimum for such shares. Such purchases will be subject to any applicable sales charges. For purposes of determining any applicable sales load, the value of an investor’s account will be deemed to include the value of all applicable shares in eligible accounts, including a Class C Share account. For additional information see “What arrangement is best for you?” in each Fund’s Statutory Prospectus. Investors should also consult their financial advisors for more information regarding Class A Shares of the Funds.

No purchases may be made into Class C Shares of any Fund after the close of business on January 21, 2026, provided that the Funds’ transfer agent may make exceptions at its discretion to address operational limitations.

Important Notice to Current Shareholders of Virtus Emerging Markets Opportunities Fund, Virtus KAR Global Small-Cap Fund, Virtus KAR Health Sciences Fund, Virtus NFJ International Value Fund, Virtus NFJ Large-Cap Value Fund and Virtus NFJ Small-Cap Value Fund

On January 26, 2026, Class C of each of Virtus Emerging Markets Opportunities Fund, Virtus KAR Global Small-Cap Fund, Virtus KAR Health Sciences Fund, Virtus NFJ International Value Fund, Virtus NFJ Large-Cap Value Fund and Virtus NFJ Small-Cap Value Fund will be eliminated as a share class and existing Class C Shares of those Funds will be converted to Class A Shares of each respective Fund. Shareholders holding Class C Shares at the time of the conversion will receive Class A Shares having an aggregate net asset value equal to the aggregate net asset value of their Class C Shares immediately prior to the conversion. No sales charges will be imposed in connection with this conversion, and the conversion is not expected to be treated as a taxable event by the U.S. Internal Revenue Service. Please refer to each Fund’s Prospectuses for any differences between share classes, including sales charge structure, expenses and other options.

As of January 26, 2026, references to Class C Shares in the Prospectuses and SAI for Virtus Emerging Markets Opportunities Fund, Virtus KAR Global Small-Cap Fund, Virtus KAR Health Sciences Fund, Virtus NFJ International Value Fund, Virtus NFJ Large-Cap Value Fund and Virtus NFJ Small-Cap Value Fund will be removed and Class C Shares for each of those Funds will no longer be available. To the extent that Class C is eliminated for the other Funds in the future, the Prospectuses and SAI for those other Funds will be updated as appropriate at the time of the changes.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VIT 8061/8494/Class C Conversions (09/2025)